 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2010

UNITED BANCSHARES, INC.

(Exact name of Registrant as specified in its Charter)

Ohio	000-29283	34-1516518
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
100 S. High Street, Columbus Grove, Ohio	45830-1241
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:		(419) 659-2141

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

On April 28, 2010, United Bancshares, Inc. (the “Corporation”) held its annual shareholders’ meeting at its corporate headquarters in Columbus Grove, Ohio.  At the meeting, the following four items were voted on by the shareholders of the Corporation:

1.

An amendment to the Corporation’s Amended and Restated Regulations to remove the mandatory retirement provision for directors upon reaching the age of seventy-two years;

2.

The election of seven directors to serve until the 2011 Annual Meeting;

3.

An amendment to the Corporation’s Amended and Restated Articles of Incorporation, as amended, to authorize 750,000 shares of a new class of Preferred Stock; and

4.

The ratification of the appointment of Clifton Gunderson LLP as the independent registered public accounting firm for the Corporation.

Proposal 1 - Amendment to the Corporation’s Amended and Restated Regulations to remove the mandatory retirement provision

At the meeting, the proposal to amend the Corporation’s Amended and Restated Regulations to remove the mandatory retirement provision for directors upon reaching the age of seventy-two years was approved by the shareholders.  The votes are indicated below:

FOR

2,173,505

AGAINST

   693,568

ABSTAINED

     65,520

There were no broker non-votes on this proposal.

Proposal 2 – Election of Directors

The shareholders elected the following nominees for director at the meeting by the votes indicated below:

FOR

         WITHHELD

Robert L. Benroth

2,265,123

121,775

Robert L. Dillhoff

2,279,245

107,653

James N. Reynolds

2,153,839

233,059

H. Edward Rigel

2,274,112

112,785

David P. Roach

2,274,012

112,885

Daniel W. Schutt

2,257,092

129,805

R. Steven Unverferth

2,286,887

100,010

In addition to the votes reported above, there were 545,696 broker non-votes on the proposal for the election of directors.

Proposal 3 - Amendment to the Corporation’s Amended and Restated Articles of Incorporation, as amended, to authorize 750,000 shares of a new class of Preferred Stock

At the meeting, the proposal to amend the Corporation’s Amended and Restated Articles of Incorporation to authorize 750,000 shares of a new class of Preferred Stock failed to receive the affirmative vote of a two-thirds majority of shares entitled to vote at the annual meeting.  The votes are indicated below:

FOR

1,749,640

AGAINST

   426,576

ABSTAINED

                210,682

In addition to the votes reported above, there were 545,696 broker non-votes on the proposal for the authorization of Preferred Stock.

Proposal 4 - Ratifying the appointment of Clifton Gunderson LLP as the independent registered public accounting firm for the Corporation

At the meeting, the shareholders ratified the appointment of Clifton Gunderson LLP as the independent registered public accounting firm for the Corporation by the votes indicated below:

FOR

2,810,597

AGAINST

     69,694

ABSTAINED

     52,303

There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancshares, Inc.

Date: April 30, 2010	By: /s/Brian D. Young
Brian D. Young Executive VP, CFO & Treasurer